UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2014

Strongbow Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52645	20-4119257
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 N. Rainbow Blvd., Suite 250, Las Vegas, Nevada  89107
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 403.241.8912

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

Effective March 17, 2014 we conducted a one for four reverse stock split of our issued and outstanding common stock.  As a result, the number of the issued and outstanding Shares decreased from 111,586,705 Shares to 27,896,676 Shares.

The reverse stock split became effective with the Over-the-Counter Bulletin Board at the opening for trading on March 17, 2014.  Our new CUSIP number is 86336W 202.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGBOW RESOURCES INC.

Date: March 18, 2014	By:	/s/ Michael Caetano
Michael Caetano
Chief Executive Officer